As filed with the Securities and Exchange Commission on December 5, 2001.

                                               Registration No. 333-____________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                     Qwest Communications International Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                               -------------------

           Delaware                                               84-1339282
-------------------------------                              ------------------
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

                             1801 California Street
                             Denver, Colorado 80202
                                 (303) 992-1400
                -------------------------------------------------
                (Address, including zip code and telephone number
                         of principal executive offices)

                               -------------------

                         Qwest Savings & Investment Plan
                         -------------------------------
                            (Full title of the plan)

                               -------------------

                                  Yash A. Rana
             Vice President, Qwest Communications International Inc.
                 1801 California Street, Denver, Colorado 80202
                                 (303) 992-1400
       -------------------------------------------------------------------
            (Name, Address and Telephone Numbers of Person Authorized
       to Receive Notices and Communications on Behalf of Filing Persons))

                              --------------------
                                    Copy to:

                            Steven L. Grossman, Esq.
                             O'Melveny & Myers, LLP
       1999 Avenue of the Stars, 7th Floor, Los Angeles, California 90067
                                 (310) 553-6700

                               -------------------

                                CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------
                                            Proposed        Proposed
                                            maximum         maximum
Title of                Amount              offering        aggregate             Amount of
securities              to be               price           offering              registration
to be registered        registered          per unit        price                 fee
------------------------------------------------------------------------------------------------
Common Stock,           12,000,000 (1)      $11.77 (2)      $141,240,000 (2)      $33,756.36 (2)
par value $.01 per      shares
share

Interests in the
Plan                            --              --                    --                  --
------------------------------------------------------------------------------------------------

(1) This Registration Statement covers, in addition to the number of shares of Common Stock stated above and pursuant to Rule 416(c) under the Securities Act of 1933, an indeterminate number of shares and interests in the Qwest Savings & Investment Plan (the "Plan") which, by reason of certain events specified in the Plan, may become subject to the Plan.

(2) Pursuant to Rule 457(h), the maximum offering price, per share and in the aggregate, and the registration fee were calculated based upon the average of the high and low prices of the Common Stock on December 4, 2001, as reported on the New York Stock Exchange and published in The Western Edition of The Wall Street Journal.

         The Exhibit Index for this Registration Statement is at page S-4.

================================================================================

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 (plan information and registrant information) will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents need not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents, which include the statement of availability required by Item 2 of Form S-8, and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of
Section 10(a) of the Securities Act.

                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference

         The following documents filed with the Commission by Qwest Communications International Inc. (the "Company") are incorporated herein by reference:

         (a) The Company's Form 10-K for the year ended December 31, 2000 (as amended by the Company's Annual Report on Form 10-K/A filed with the Commission on August 20, 2001);

         (b) The Company's Quarterly Reports on Forms 10-Q for the quarterly periods ended March 31, 2001, June 30, 2001 and September 30, 2001;

         (c) The Company's Current Reports on Forms 8-K filed with the Commission on January 25, 2001, February 27, 2001, March 15, 2001, March 22, 2001, March 29, 2001, April 5, 2001, April 25,
                  2001, April 27, 2001, May 17, 2001, June 5, 2001 (as amended by the Company's Current Report on Form 8-K/A filed with the Commission on June 5, 2001), June 8, 2001, June 20, 2001, June 21, 2001, July 20, 2001, July 26, 2001 (as amended by the
                  Company's Current Report on Form 8-K/A filed with the Commission on July 26, 2001), August 7, 2001 (as amended by the Company's Current Report on Form 8-K/A filed with the Commission on August 13, 2001), September 10, 2001 and October 31, 2001; and

         (d) The description of the Company's Common Stock contained in its Registration Statement on Form 8-A filed with the Commission on December 27, 1999.

         All documents subsequently filed by the Company or by the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into the prospectus and to be a part hereof from the date of filing of such documents. Any statement contained herein or in a document, all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or amended, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

         The Company's Common Stock, par value $.01 per share (the "Common Stock"), is registered pursuant to Section 12 of the Exchange Act and, therefore, the description of securities is omitted.

Item 5.  Interests of Named Experts and Counsel

         The Opinion of Counsel as to the legality of the securities being registered hereby has been rendered by counsel who is a full time employee of the Company and is eligible to participate in the Plan.

Item 6.  Indemnification of Directors and Officers

         Section 145 of the Delaware General Corporation Law (the "DGCL") permits the board of directors of the Company to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his or her being or having been a director, officer, employee or agent of the Company, in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

         The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of its directors and officers to the fullest extent permitted by law.

         As permitted by Section 102 of the DGCL, the Company's Restated Certificate of Incorporation eliminates a director's personal liability for monetary damages to the Company and its stockholders arising from a breach or alleged breach of a director's fiduciary duty except for liability under Section 174 of the DGCL, for liability for any breach of the director's duty of loyalty to the Company or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or for any transaction from which the director derived an improper personal benefit.

         The directors and officers of the Company are covered by insurance policies indemnifying against certain liabilities, including certain liabilities arising under the Securities Act which might be incurred by them in such capacities and against which they cannot be indemnified by or on behalf of the Company.

Item 7.  Exemption from Registration Claimed

         Not applicable.

Item 8.  Exhibits

         See the attached Exhibit Index at page S-4.

Item 9.  Undertakings

         (a)  The undersigned registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

              (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on December 5, 2001.

                                       QWEST COMMUNICATIONS
                                       INTERNATIONAL INC.



                                       /s/ YASH A. RANA
                                       -----------------------------
                                       By:  Yash A. Rana
                                       Its: Vice President



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Yash A. Rana as his attorney in fact and agent, with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on December 5, 2001.

          Signature                                    Title
          ---------                                    -----

              *                        Chairman of Board, Director
------------------------------
Philip F. Anschutz



/s/ Joseph P. Nacchio                  Chairman and Chief Executive Officer
------------------------------         (Principal Executive Officer), and
Joseph P. Nacchio                      Director

              *                        Director
------------------------------
Linda G. Alvarado

              *                        Director
------------------------------
Craig R. Barrett

          Signature                                    Title
          ---------                                    -----

              *                        Director
------------------------------
Hank Brown

              *                        Director
------------------------------
Thomas J. Donohue

              *                        Director
------------------------------
Jordan L. Haines

              *                        Director
------------------------------
Cannon Y. Harvey

              *                        Director
------------------------------
Peter S. Hellman

              *                        Director
------------------------------
Vinod Khosla

                                       Director
------------------------------
Marilyn Carlson Nelson

              *                        Director
------------------------------
Frank P. Popoff

              *                        Director
------------------------------
Craig D. Slater

              *                        Director
------------------------------
W. Thomas Stephens

/s/ Robin R. Szeliga                   Executive Vice President and Chief
------------------------------         Financial Officer (Principal Financial
Robin R. Szeliga                       Officer and Principal Accounting Officer)



* By: /s/ YASH A. RANA
      ------------------------------
      Yash A. Rana, Attorney-in-fact

         The Plan. Pursuant to the requirements of the Securities Act, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado on December 5, 2001.

                                      QWEST SAVINGS & INVESTMENT PLAN


                                      By: /s/ KIMBERLY WALKER
                                          -------------------------------------
                                          Kimberly Walker
                                          Vice President, Qwest Asset Management

                                  EXHIBIT INDEX


Exhibit
Number                         Description
------                         -----------

4.1               Qwest Savings & Investment Plan

4.2               Amendment 2000-3 to the Plan

4.3               Amendment 2001-1 to the Plan

4.4               Amendment 2001-2 to the Plan

4.5               Amendment 2001-3 to the Plan

4.6               Trust Agreement for the Plan

4.7               Master Trust Agreement for the Plan

5.1               Opinion of Company Counsel (opinion re legality)

5.2 Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code

23.1 Consent of Arthur Andersen LLP (consent of independent public accountants)

23.2              Consent of Company Counsel (included in
                  Exhibit 5.1)

24. Power of Attorney (filed as an exhibit to the Company's Registration Statement on Form S-4 on October 30, 2001, and included in this Registration Statement under "Signatures")